Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidential treatment request.  Omissions are designated as [***].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission

FIRST AMENDMENT TO

REAL D SYSTEM LICENSE AGREEMENT (U.S. 2008)

THIS FIRST AMENDMENT TO THE REAL D SYSTEM LICENSE AGREEMENT (U.S. 2008) (this “Amendment”) is entered into as of January 26, 2011, by and between REALD INC., a company incorporated under the laws of the State of Delaware, and having a principal place of business at 100 North Crescent Drive, Suite 120, Beverly Hills, California 90210 (“RealD”) and REGAL CINEMAS, INC., a company incorporated under the laws of the State of Tennessee and having a principal place of business at 7132 Regal Lane, Knoxville, Tennessee 37918 (“Licensee”), to amend that certain REAL D System License Agreement (U.S. 2008) dated as of October 15, 2008, between RealD and Licensee (the “Agreement”).  Capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

RECITALS

WHEREAS, Licensee and RealD have been performing in accordance with the Agreement in all respects following their execution of the Agreement;

WHEREAS, Licensee and RealD desire to amend the Agreement upon the terms and conditions set forth herein;

WHEREAS, Licensee expects to have leased a total of 1,500 RealD Systems from RealD by December 31, 2010 and expects to lease an additional 1,500 RealD Systems thereafter, for an aggregate of 3,000 RealD Systems; and

WHEREAS the Agreement, as amended herein, will govern Licensee’s use of all RealD Systems installed in Licensee’s Auditoriums as of the date of this Amendment and all RealD Systems installed in Licensee’s Auditoriums thereafter.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follow:

1.                                      All references in the Agreement to “REAL D” are hereby replaced with “RealD”.

2.                                      All references in the Agreement to “REAL D System” or “REAL D Systems” are hereby replaced with “RealD System” or “RealD Systems” as applicable.

3.                                      Section 3.1.

Section 3.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“RealD Glasses.  Licensee acknowledges and understands that an integral part of the RealD System is the stereoscopic glasses sold or approved by RealD to be worn for viewing the 3D Shows and only in conjunction with the RealD System.  Licensee shall not distribute to patrons glasses, or other stereoscopic viewing materials, other than RealD Glasses (as defined below), for use with the RealD System.  [***] “RealD Glasses”).  [***].  Licensee acknowledges and understands that each pair of [***] shall be distributed to patrons for only one exhibition of a 3D Show, and will not redistribute or reuse such [***] at any time after their first use.  In the event that Licensee determines to purchase [***], RealD shall provide Licensee with guidelines for the care of such [***], (“Guidelines”), and Licensee shall comply with such Guidelines in all material respects, including the Guidelines included therein relating to the washing and care of such [***].  For purchases of RealD Glasses by Licensee, (a) Licensee shall [***], (b) Licensee shall place orders for RealD Glasses as soon as practicable prior to the required delivery date, and (c) RealD shall use its best efforts to deliver all orders of RealD Glasses in accordance with the Licensee’s requirements; provided, that RealD shall not be responsible for delays or failures of delivery due to circumstances not within the reasonable control of RealD.  Licensee may return surplus generic RealD Glasses (in their original unopened packaging) to RealD, in return for a credit in the amount paid by Licensee for such glasses.”

4.                                      Section 5.1.

4.1                               Section 5.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

4.2                               “Royalties.  For each paid admission to a 3D Show at each Auditorium per calendar year (“Paid Admissions”), Licensee will pay a royalty (“Royalty”) to RealD [***]:

[***].

In addition, for purposes of calculating the number of Paid Admissions upon which the Royalties are based, the calculation shall start at zero on January 1 of each calendar year.

[***].

5.                                      Section 9.1.  The first sentence of Section 9.1 is hereby amended and restated in its entirety to read as follows:

“This Agreement shall commence and become effective on the Effective Date (as defined in Section 9.1 below) and continue until December 31, 2018, unless terminated earlier as provided under this Agreement (the “Initial Term”), and shall automatically renew for successive one (1) year terms (“Renewal Term(s)”) unless a party provides written notice to the other party of non-renewal at least sixty (60) days prior to the expiration of the Initial Term, or thereafter, sixty (60) days prior to the expiration of the then-current Renewal Term, if any.”

6.                                      Schedule A.  Schedule A of the Agreement is hereby replaced in its entirety with the attached Schedule A.

7.                                      [***].

8.                                      Ratification.  Except as expressly set forth herein, all of the terms and conditions of the Agreement are hereby ratified and confirmed and shall continue unchanged and in full force and effect, and all references to the Agreement shall mean the Agreement as amended by this Amendment.

9.                                      Counterparts.  This Amendment may be executed in multiple counterparts and via facsimile, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when a counterpart has been signed by each of the parties hereto and delivered to the other party.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized representatives as of the date first set forth above.

REALD INC.		REGAL CINEMAS, INC.

By:	/s/ Craig Gatarz	By:	/s/ Amy Miles
Name:	Craig Gatarz	Name:	Amy Miles
Title:	Executive Vice President & General Counsel	Title:	Chief Executive Officer

[Signature Page to Amendment to Restated REAL D System License Agreement (2008)]

Schedule A

A.                                    RealD Cinema System Control Module, where applicable

A.1                             RealD Cinema System Z-Screen

A.2                             RealD Cinema System Z-Screen Mounting Hardware

B.                                    RealD Cinema System XL, where applicable

B.1                             XL Mounting Kit, where applicable

C.                                    RealD XLS Stereoscopic Projector Lens for Sony 4K Projector, where applicable

SOFTWARE

System Software: The RealD Cinema System Control Module contains embedded software, which is an integral part of the RealD System and is proprietary to RealD.

Image Enhancement Software:  The RealD System may include software located in either the digital cinema player server, or in the digital projector, which enhances the viewing of stereoscopic images.  This software is proprietary to RealD and, if present, is included as an integral component of the RealD System.

The RealD authorized installers will install configuration files in the projector which are necessary for the 3D projector formats.

GLASSES

The RealD System requires circular polarized glasses, manufactured exclusively for, and distributed by RealD, which glasses will be purchased separately by Lessee from RealD or a third party distributor of Authorized Glasses, as set forth in this Agreement.

MARKS

REAL D (US) — Registration No. 3410242

™   —  U.S. Application No. 77/776,061

3D SO BELIEVABLE IT’S UNBELIEVABLE—Registration No. 3655937

“REAL D® and any company logos are the trademarks of RealD and are protected by registration in multiple countries.  All rights reserved.”

REALD Copyright Notice:

“Copyright © 2010 [or relevant year], RealD Inc.  All rights reserved.”